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                                                                   EXHIBIT 10.14

                               September 7, 2000


VIA HAND DELIVERY

Charles Polley
Polley & Associates
8649 N. Himes Avenue, #220
Tampa, FL 33614

Dear Chuck:

         This will confirm the terms of our recent agreement.

         You have agreed to: (1) immediately, subject to the injunction entered by the United States District Court for the Middle District of Florida, return and transfer to United States Telecommunications, Inc. (the "Company") all of the capital stock of the Company owned or controlled by you, Tel Com Plus, Inc. ("Plus"), Intercontinental Brokers, Ltd. ("Intercontinental") or any other affiliate of yours, which shares you presently believe total 4,200,000 (the "Stock"); (2) provide the Company and its attorneys with all information within your knowledge relating to the involvement of Joseph Cillo and other individuals and entities in the planning and execution of the sale of units in the Tel Com Plus Companies, including but not limited to the involvement of Joseph Cillo or others in the drafting, creation or formation of any related legal documents;
(3) provide the Company and its attorneys all information within your knowledge relating to where the proceeds of any such sales of units of the Tel Com Companies were transferred or are presently located; (4) represent and warrant that you received no more funds than you were contractually entitled to pursuant to the above-described transactions, and that your net worth is less than $25,000.00 and thus you do not have the ability to return the funds you did receive, either voluntarily or involuntarily; and (5) provide copies of all documents in your possession relating to the issues described in sections (2) and (3), above.

         You hereby represent and warrant that you are authorized to execute and deliver this Agreement on behalf of Plus and Intercontinental and are further authorized to cause Plus and Intercontinental to perform their respective duties and obligations under this Agreement. Moreover, you represent and warrant that the Stock will be delivered, free and clear of any and all encumbrances (other than any encumbrances arising from the injunction as described above) and that the stock will be delivered with full legal power and authorization required by law (except as restricted by the injunction) to transfer and deliver the Stock in accordance with this Agreement. Finally, you represent and warrant that the execution, delivery and performance of this Agreement will not conflict with, violate, or result in a breach or default or the creation of any encumbrance pursuant to any agreement, instrument, understanding, law, order, judgment or decree to which you, Plus or Intercontinental is a party or by which any of your assets or the assets of Plus and Intercontinental are bound, except for the SEC injunction.


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Charles Polley
September 7, 2000
Page 2

         This will acknowledge that your return and transfer of the Stock to the Company may be restricted by the injunction entered in the SEC action. Accordingly, you have agreed to cooperate fully with the Company in obtaining whatever relief is necessary from that injunction to effectuate the transfer, and otherwise to take all steps and execute all documents the Company deems reasonably necessary to effectuate the transfer. Should for any reason you not be able to immediately transfer the Stock to the Company, you hereby agree that you will not vote the Stock nor give any other third party the proxy right or power of attorney to vote the Stock as long as the Release attached hereto is binding and in effect.

         In return, the Company agrees that it will release all claims it may have against you, Plus, Intercontinental or Pasha Holdings subject to the terms of the attached Release. The Company will also factually represent to the SEC and the Florida Department of Banking and Finance your role in forming and selling the securities of the Tel Com Companies and in forming and operating the Company.

         Finally, this will acknowledge that this Agreement will be signed by myself, as President of the Company. I have spoken to a majority of the Board of Directors of the Company confirming that this Agreement will be brought up for ratification at the next scheduled board meeting and approved at that time.

         If you are in agreement with the terms set forth above and of the attached Release, please so indicate by counter-signing below.

                                    Sincerely,


                                    UNITED STATES
                                    TELECOMMUNICATIONS, INC.


                                    By: /s/ Richard Pollara
                                       --------------------------
                                       Richard Pollara, President

RP/kd

Agreed and accepted this 7th
day of September 2000.


By: /s/ Charles Polley
   ----------------------------
   Charles Polley, Individually


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Charles Polley
September 7, 2000
Page 3


Agreed and accepted this 7th
day of September 2000.

TEL COM PLUS, INC.


By: /s/ Charles Polley
   -------------------------
   Charles Polley, President


Agreed and accepted this 7th
day of September 2000.

INTERCONTINENTAL BROKERS, LTD.


By: /s/ Charles Polley
   -------------------------
   Charles Polley, Nominee


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                             MUTUAL GENERAL RELEASE


         UNITED STATES TELECOMMUNICATIONS, INC., a Florida corporation (the "COMPANY"), CHARLES POLLEY ("POLLEY"), TEL COM PLUS, INC., a Nevada corporation ("PLUS") and INTERCONTINENTAL BROKERS, LTD., a Cayman Islands corporation ("INTERCONTINENTAL"), hereby release and forever discharge each other and their respective directors and officers but solely in their capacities as such directors and officers, of and from any and all actions, causes of action, suits, debts, covenants, contracts, promises, obligations, liabilities, damages, judgments, legal executions, claims or demands, in law or at equity, which any party hereto ever had, now has or hereafter may have against any other party hereto, arising out of or by reason of any matter, cause or event occurring on or after January 1, 1996 through the date hereof;

         ADDITIONALLY, the Company hereby releases and forever discharges Pasha Holding Corporation ("PASHA") and its directors and officers but solely in their capacities as such directors and officers, of and from any and all actions, causes of action, suits, debts, covenants, contracts, promises, obligations, liabilities, damages, judgments, legal executions, claims or demands, in law or at equity, which the Company ever had, now has or hereafter may have against Pasha, arising out of or by reason of any matter, cause or event occurring on or after January 1, 1996 through the date hereof;

         PROVIDED THAT, if any of the obligations undertaken or representations made by Polley, Plus, Intercontinental or the Company pursuant to the terms of that certain letter agreement, dated September _, 2000, by and between Polley, on behalf of himself and each of Plus and Intercontinental, and the Company, are not fully and timely performed, then this Release and all obligations thereunder shall be deemed immediately void and of no further legal effect.

           IN WITNESS WHEREOF, the parties have executed this Mutual General Release on this 7th day of September, 2000.

                                    United States Telecommunications, Inc,


By: /s/ Charles Polley              By: /s/ Richard Pollara
   ----------------------------        -----------------------------------
   Charles Polley, Individually        Richard Pollara, President


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Intercontinental Brokers, Ltd.      Tel Com Plus, Inc.


By: /s/ Charles Polley              By: /s/ Charles Polley
   -----------------------             -------------------------
   Charles Polley, Nominee             Charles Polley, President


STATE OF FLORIDA
COUNTY OF HILLSBOROUGH

         I HEREBY CERTIFY that on this day, before me, an officer duly authorized to take acknowledgments, personally appeared RICHARD POLLARA, to me known to be the individual described in and who executed the foregoing instrument in his capacity as President of UNITED STATES TELECOMMUNICATIONS, INC., a Florida corporation, who acknowledged, under oath, that he executed the same freely and voluntarily, pursuant to authority duly vested in him, for the uses and purposes therein expressed.

         SWORN TO and subscribed to before me this 7th day of September 2000.

                                           /s/ Darlene Stasick
                                           ----------------------------
                                           Notary Public

Notary Public, State of Florida            Darlene Stasick
My Commission Expires: Jan. 19, 2000       ----------------------------
Comm. No. CC 802558                        Print Name

STATE OF FLORIDA
COUNTY OF HILLSBOROUGH

         I HEREBY CERTIFY that on this day, before me, an officer duly authorized to take acknowledgments, personally appeared CHARLES POLLEY, to me known to be the individual described in and who executed the foregoing instrument, who acknowledged, under oath, that he executed the same freely and voluntarily, pursuant to authority duly vested in him, for the uses and purposes therein expressed.

         SWORN TO and subscribed to before me this 7th day of September 2000.

                                           /s/ Darlene Stasick
                                           ----------------------------
                                           Notary Public

Notary Public, State of Florida            Darlene Stasick
My Commission Expires: Jan. 19, 2003       ----------------------------
Comm. No. CC 802558                        Print Name


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STATE OF FLORIDA
COUNTY OF HILLSBOROUGH

         I HEREBY CERTIFY that on this day, before me, an officer duly authorized to take acknowledgments, personally appeared CHARLES POLLEY, to me known to be the individual described in and who executed the foregoing instrument in his capacity as President of TEL COM PLUS, INC., a Nevada corporation, who acknowledged, under oath, that he executed the same freely and voluntarily, pursuant to authority duly vested in him, for the uses and purposes therein expressed.

         SWORN TO and subscribed to before me this 7th day of September 2000.

                                           /s/ Darlene Stasick
                                           ----------------------------
                                           Notary Public

Notary Public, State of Florida                   Darlene Stasick
My Commission Expires: Jan. 19, 2003       ----------------------------
Comm. No. CC 802558                        Print Name

STATE OF FLORIDA
COUNTY OF HILLSBOROUGH

         I HEREBY CERTIFY that on this day, before me, an officer duly authorized to take acknowledgments, personally appeared CHARLES POLLEY, to me known to be the individual described in and who executed the foregoing instrument in his capacity as President of INTERCONTINENTAL BROKERS, LTD., a Cayman Islands corporation, who acknowledged, under oath, that he executed the same freely and voluntarily, pursuant to authority duly vested in him, for the uses and purposes therein expressed.

         SWORN TO and subscribed to before me this 7th day of September 2000.

                                           /s/ Darlene Stasick
                                           ----------------------------
                                           Notary Public

Notary Public, State of Florida                   Darlene Stasick
My Commission Expires: Jan. 19, 2003       ----------------------------
Comm. No. CC 802558                        Print Name


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